SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 2000



   Commission File        Exact name of registrant              IRS Employer
      Number            as specified in its charter          Identification No.
      ------            ---------------------------          ------------------

      1-12869          CONSTELLATION ENERGY GROUP, INC.         52-1964611




                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for each registrant)


                 250 W. Pratt Street, Baltimore, Maryland            21201
   --------------------------------------------------------------- ----------
               (Address of principal executive offices)            (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

                                 Not Applicable
   --------------------------------------------------------------- ----------
          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events
---------------------

     On December 12, 2000, Constellation Energy Group, Inc. ("Constellation Energy") announced that Constellation Nuclear, LLC, a subsidiary of Constellation Energy, will purchase 1,550 megawatts of the 1,757 megawatts total generating capacity of Nine Mile Point nuclear power plants, located in Scriba, New York. Constellation Nuclear will buy 100 percent of Unit 1 and 82 percent of Unit 2 for $815 million, including $78 million for fuel. The sale is expected to close in mid-2001 after receipt of all necessary regulatory approvals.

     Further information regarding the purchase of the Nine Mile Point plants is set forth in the press release attached hereto as an exhibit.


ITEM 7.  Financial Statements and Exhibits
------------------------------------------

    (c)      Exhibit No. 99         Press Release of Constellation Energy Group,
                                      Inc. issued on December 12, 2000.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CONSTELLATION ENERGY GROUP, INC.
                                  ----------------------------------
                                            (Registrant)




Date:  December 12, 2000                 /s/ David A. Brune
      --------------------        ----------------------------------
                                David A. Brune, Vice President on behalf
                              of the Registrant and as Principal Financial
                                        Officer of the Registrant




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